EXHIBIT 10.34

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment") is made as of this 8th day of March, 1999 among TEARDROP GOLF COMPANY ("TearDrop"), TOMMY ARMOUR GOLF COMPANY ("Armour"), RAM GOLF CORPORATION (formerly known as TearDrop Ram Golf Company) ("Ram"), TEARDROP ACQUISITION CORP. ("Acquisition"; TearDrop, Armour, Ram and Acquisition shall be referred to individually herein as a "Borrower" and collectively as "Borrowers") and FIRST UNION NATIONAL BANK (successor by merger to CORESTATES BANK, N.A.) ("Lender"). All terms capitalized but not defined herein shall have the meanings given to such terms in the Agreement (as such term is hereinafter defined).

                                   BACKGROUND

      A. The Borrowers (excluding Ram and Acquisition) and Lender entered into a certain Loan and Security Agreement dated as of November 10, 1997 (as amended from time to time, the "Agreement") pursuant to which Lender made available to the Borrowers the revolving credit facility described therein. Ram was added as a Borrower pursuant to a Consent and Joinder Agreement dated as of December 29, 1997. Acquisition was added as a Borrower pursuant to an Amendment and Joinder Agreement dated as of November 5, 1998, but effective as of September 30, 1998. The Agreement was further amended by an Amendment to Loan and Security Agreement dated as of February 24, 1999.

      B. Pursuant to Section 6.15 of the Agreement, Borrowers are not permitted to incur obligations for the payment of money without Lender's prior written consent. Borrowers have requested that (1) Lender amend Section 6.15 of the Agreement to permit TearDrop to borrow Five Hundred Thousand Dollars ($500,000.00) from Rudy Slucker and (2) Lender increase the maximum amount available under the Credit Limit from $25,000,000.00 to $30,000,000.00 through June 30, 1999. Subject to the terms and conditions set forth herein, Lender is willing to consent to Borrowers' requests set forth above.

      NOW, THEREFORE, the parties agree as follows, intending to be legally bound.

      1. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Agreement is hereby amended as follows:

            (A) Section 1.1 of the Agreement is hereby amended to incorporate the following definitions:

            "Commitment" means from March 4, 1999 through June 30, 1999, $30,000,000.00 and, from and after July 1, 1999, $25,000,000.00.

            "Slucker Note" has the meaning given to such term in Section 6.15 hereof.

            (B) The following definition contained in Section 1.1 of the Agreement is hereby amended to read as follows:

            "Credit Limit" at any time means the lesser of (A) the Commitment or
      (B) the Borrowing Base, provided however that in the event Borrowers pay the Slucker Note before June 30, 1999, the Borrowing Base shall be reduced by $1,000,000.00 from the date of such repayment through and including June 30, 1999.

            (C) Section 2.1(D) of the Agreement is hereby amended in its entirety to read as follows:

                  (D) The joint and several obligation of Borrowers to repay the Advances outstanding under the Revolving Credit shall be evidenced, from the date of this Agreement through and including January 8, 1998 by a promissory note, payable to the order of Lender, in the principal amount of Eighteen Million Dollars ($18,000,000.00), from January 9, 1998 to March 5, 1999, by a promissory note, payable to the order of Lender, in the principal amount of Twenty-Five Million Dollars ($25,000,000.00), and from and after March 5, 1999, by a promissory note, payable to the order of Lender, in the principal amount of Thirty Million Dollars ($30,000,000.00)and otherwise substantially in the form of Exhibit 2.1(D) attached hereto (as such promissory note is amended, restated, extended or modified from time to time, the "Note").

            (D) Section 6.15 of the Agreement is hereby amended to read as follows:

            SECTION 6.15 Limitations on Borrowing. No Borrower will incur or otherwise permit to exist any obligation for the payment of borrowed money, whether as borrower or guarantor, except debt owed to Lender in connection herewith, trade debt incurred by such Borrower in the ordinary course of business, the Debt set forth on Exhibit 6.15 and the obligations of TearDrop to Rudy Slucker pursuant to that certain Subordinated Note dated March 5, 1999 in the principal amount of $500,000.00 (the "Slucker Note"). Borrowers hereby agree that they will not make any payment on the Slucker Note until the earlier of (A) June 30, 1999 or (B) the date the Borrowing Base exceeds the Advances by at least $1,500,000.00, provided that Borrowers shall not be permitted to pay the Slucker Note in accordance with the foregoing subsection (B) unless based on Borrowers' reasonable projections, at all times after such payment the Borrowing Base will exceed the Advances by $1,000,000.00.

      2. The terms of this Amendment are hereby incorporated into the Agreement.

      3. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

            (A) Borrowers shall have delivered or caused to be delivered the following documents:

                  (1) this Amendment duly executed by Borrowers;

                  (2) the replacement Revolving Credit Note attached hereto as
Exhibit 1.1;

                  (3) a certified copy of the Slucker Note, which shall be acceptable in form and substance to Lender, including without limitation the subordination provisions contained therein;

                  (4) Borrowers deliver such other documentation as the Lender may reasonably request.

            (B) Rudy Slucker shall have advanced a $500,000.00 loan to Borrowers evidenced by the Slucker Note;

            (C) The representations and warranties set forth in Article V of the Agreement are true and correct in all material respects as of the date hereof;

            (D) No Default or Event of Default has occurred or is continuing except as set forth in Section 4(B) hereof; and

            (E) Borrowers shall pay all costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and costs) of Lender in connection with the Agreement (including without limitation this Amendment), and the transactions contemplated thereby, which includes, among other things, the preparation, review and negotiation of this Amendment, and all costs and expenses incurred in connection with the above.

      4. Borrowers represent and warrant to Lender that:

            (A) Except as set forth on Schedule 1 attached hereto, the representations and warranties set forth in Article V of the Agreement are true and correct in all material respects as of the date hereof; and

            (B) No Default or Event of Default has occurred or is continuing, excluding such Defaults or Events of Default waived in writing by Lender prior to the date hereof and Borrowers' non-compliance as of December 31, 1998 with Sections 6.5 and 6.6 of the Agreement. By executing this Amendment, Lender does not hereby waive Borrowers' non-compliance with Sections 6.5 and 6.6 of the Agreement and hereby reserves its rights and remedies with respect thereto.

      5. The indebtedness evidenced by the Agreement and the Note shall continue to be secured as set forth in the Agreement.

      6. This Amendment contains all of the modifications to the Agreement. No further modifications shall be deemed effective, unless in writing executed by the parties hereto.

      7. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Agreement, nor constitute a waiver of any Default or Event of Default or any provision of the Agreement, except as specifically set forth herein.

      8. This Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey.

      9. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          TEARDROP GOLF COMPANY

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          TOMMY ARMOUR GOLF COMPANY

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          RAM GOLF CORPORATION (formerly
                                          known as TearDrop Ram Golf Company)

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          TEARDROP ACQUISITION CORP.

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          FIRST UNION NATIONAL BANK
                                          (successor by merger to CORESTATES
                                          BANK, N.A.)

                                          By: /s/ John Rooney
                                             -----------------------------------
                                             Name:  John Rooney
                                             Title: Senior Vice President